Rule 497(e)

File Nos. 333-70963

and 811-09201

Key Business VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated April 19, 2006 to the

May 1, 2005 Prospectus

Please note the following changes to your Prospectus.

Effective May 1, 2006, the Division investing in the Maxim Ariel MidCap Value Portfolio is closed to new owners. "Closed to new owners" means Owners who do not already have amounts invested in the Division may not allocate any amounts (either through Initial Premium, Transfer or additional Premium) to the Division effective May 1, 2006. Owners with amounts invested in these Divisions as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of the Division.

As always, the availability of any Division as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section "The Investment Options and Funds" on page 16 of the Prospectus:

"The Divisions of Great-West's COLI VUL-2 Series Account that invest in Maxim Ariel MidCap Value Portfolio are closed to new Owners effective May 1, 2006. However, Owners with amounts invested in the Division as of May 1, 2006 may continue to allocate Premium payments and Transfer amounts into and out of the Division."

The Board of Trustees of AIM Variable Insurance Funds (“AVIF”) has approved a Plan of Reorganization (“Plan”). The Plan required approval by the Fund’s shareholders and was submitted to the shareholders for their consideration at a meeting held on April 4, 2006.

The Plan was approved by shareholders of AIM V.I. Core Stock Fund (“Core Stock Fund”) and if certain conditions required by the Plan are satisfied, the reorganization is expected to be consummated on or about May 1, 2006. Core Stock Fund, a series of AVIF, will transfer all of its assets to AIM V.I. Core Equity Fund (“Core Equity Fund”), also a series of AVIF. Upon closing of the transaction, shareholders of Core Stock Fund will receive a corresponding class of shares of Core Equity Fund in exchange for their shares of Core Stock Fund, and Core Stock Fund will cease operations. The value of Core Equity Fund shares attributable to each shareholder immediately after and as a result of the reorganization will be the same as the value of the Core Stock Fund shares attributable to each shareholder immediately prior to the reorganization.

Accordingly, as of May 1, 2006, the Core Stock Fund Division will no longer be available as an investment option. On May 1, 2006, any assets invested in the Core Stock Fund Division will be transferred to the same class of shares of the Core Equity Fund Division. Thereafter, AIM V.I. Core Equity Fund will be available as an investment option under your Contract.

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, dated May 1, 2005.

Please keep this Supplement for future reference.